JAMES C. EDWARDS EQUITY MASTERS FUND
                   series of Professionally Managed Portfolios

                        Supplement and Shareholder Notice
                               dated July 31, 2002
                        to Prospectus dated July 30, 2001

Please note that effective immediately the James C. Edwards Equity Masters Fund is closed to any new subscriptions and subsequent investments by current shareholders.